UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 26, 2021
Date of Report (Date of earliest event reported)

Flotek Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13270	90-0023731
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
8846 N. Sam Houston Parkway W.,
Houston, TX 77064
(Address of principal executive office and zip code)

(713) 849-9911
(Registrant’s telephone number, including area code)

(Not applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Exchange on which registered
Common Stock, $0.0001 par value	FTK	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02.    Termination of a Material Definitive Agreement.

On March 26, 2021, Flotek Chemistry, LLC (“Flotek Chemistry”), a wholly-owned subsidiary of Flotek Industries, Inc. (the “Company”), delivered a notice of termination for the Supply Agreement (as amended, the “Supply Agreement”) between Flotek Chemistry and Florida Chemical Company, LLC (“FCC”) dated February 28, 2019. The termination notice cites FCC’s refusal to allow Flotek Chemistry to exercise its contractual right to audit the books and records of FCC related to the cost of terpene purchased under the Supply Agreement.

Contemporaneously with the delivery of the notice of termination, Flotek Chemistry and the Company filed a lawsuit against Archer-Daniels-Midland, the parent company of FCC, and other parties, seeking damages related to the Supply Agreement.

The Company believes that, notwithstanding the termination of the Supply Agreement, it has sufficient terpene inventory and alternate terpene supply sources to meet its requirements for the foreseeable future. The Company does not expect that termination of the Supply Agreement will have a material effect on its operations or ability to meet customer needs.

The material terms of the Supply Agreement were previously described in the Company’s Current Reports on Form 8-K filed on January 16, 2019 and March 3, 2020, and such descriptions are herein incorporated by reference. Such descriptions do not purport to be complete descriptions of the Supply Agreement and are qualified in their entirety by reference to the full text thereof, which have been filed as Exhibit 10.11 to the Company’s Amendment No. 1 to the Annual Report on Form 10-K filed on March 16, 2020, and Exhibit 10.12 to the Company’s Annual Report on Form 10-K filed on March 16, 2021, each of which is incorporated by reference herein.

Cautionary Note Related to Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the sufficiency of the Company’s terpene inventory and terpene supply sources and the effect of the termination of the Supply Agreement. Forward-looking statements are not historical facts, but instead represent the current assumptions and beliefs regarding future events of the Company, and are based on information available as of the date hereof. These forward-looking statements are identified by words including, but not limited to, “believes,” “expects,” and similar expressions. A detailed discussion of potential risks and uncertainties that could cause actual results and events to differ materially from forward-looking statements include, but are not limited to, those discussed in Part I, Item 1A — “Risk Factors” our Annual Report on Form 10-K filed on March 16, 2021. The Company can give no assurance that its beliefs or expectations described herein will be attained, and such forward-looking statements speak only as of the date hereof. The Company has no obligation, and we disclaim any obligation, to publicly update or revise any forward-looking statements, whether as a result of new information or future events, except as required by law.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOTEK INDUSTRIES, INC.

Date: March 29, 2021	/s/ Nicholas J. Bigney
	Name:	Nicholas J. Bigney
	Title:	Senior Vice President, General Counsel & Chief Compliance Officer